Longboard MANAGED FUTURES STRATEGY Fund

CLASS A SHARES (SYMBOL: WAVEX)

CLASS I SHARES (SYMBOL: WAVIX)

Supplement dated April 15, 2020

to the Prospectus and Statement of Additional Information

dated October 1, 2019

This Supplement contains new and additional information that supersedes any contrary information contained in the Longboard Managed Futures Strategy Fund (the “Fund”) current Prospectus and Statements of Additional Information (“SAI”), and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

Michael Striano is no longer a portfolio manager of the Fund. All disclosures in the prospectus and SAI regarding Mr. Striano should be disregarded.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.